UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 23, 2018

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3700, Denver, Colorado	80203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  303-295-3995

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b—2 of the Securities Exchange Act of 1934 (§ 240.12b—2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01            Entry into a Material Definitive Agreement.

On May 23, 2018, Cimarex Energy Co. (“Cimarex”) and certain of its subsidiaries (collectively, the “Sellers”) entered into a Purchase and Sale Agreement with Callon Petroleum Operating Company (“Callon”) effective April 1, 2018 pursuant to which Callon agreed to purchase the Sellers’ oil and gas properties principally located in Ward County, Texas for $570 million in cash. The transaction is expected to close in the third quarter of 2018.  The Purchase and Sale Agreement contains representations, warranties, covenants, conditions to closing, purchase price adjustments and other terms customary in transactions of this type.

The foregoing description is not complete and is qualified in its entirety by the full text of the Purchase and Sale Agreement, which is attached as Exhibit 10.1 hereto.  The representations and warranties set forth in the Purchase and Sale Agreement have been made solely for the benefit of the parties to the agreement and should not be relied on by any other person.

ITEM 7.01            REGULATION FD DISCLOSURE

After the close of trading on the New York Stock Exchange on May 24, 2018, Cimarex issued a news release reporting the execution of the Purchase and Sale Agreement with Callon described in Item 1.01, Entry into a Material Definitive Agreement, above.   A copy of this news release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2. of Form 8-K, the information in the news release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01            FINANCIAL STATEMENTS AND EXHIBITS

D.            Exhibits

Exhibit No.	Description

10.1

Purchase and Sale Agreement dated May 23, 2018 between Cimarex Energy Co., Prize Energy Resources, Inc. and Magnum Hunter Production, Inc. (collectively, as “Seller”) and Callon Petroleum Operating Company as Purchaser

99.1	Cimarex News Release dated May 24, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Cimarex has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: May 24, 2018	By:	/s/ G. Mark Burford
G. Mark Burford, Vice President and
Chief Financial Officer